UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Dex Liquidating Co. (f/k/a Dextera Surgical Inc.) Case No. 17-12913 (KJC)
Debtor Reporting Period: April 1, 2018 – April 30, 2018

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	
Schedule of Debtor Bank Account Balances	MOR-1b	Yes	
Schedule of Professional Fees and Expenses Paid	MOR-1c	No	No payments were made to professionals in April 2018.
Copies of bank statements		Available to the U.S. Trustee upon request.	
Cash disbursements journals		Available to the U.S. Trustee upon request.	
Statement of Operations	MOR-2	Yes	
Balance Sheet	MOR-3	Yes	
Summary of unpaid post-petition debts	MOR-4	Yes	
Accounts Receivable Aging	MOR-5	Yes	
Debtor Questionnaire	MOR-5	Yes	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Matthew English
Signature of Authorized Individual*

5/18/2018
Date

Matthew English
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Dex Liquidating Co. (f/k/a Dextera Surgical Inc.,[1] Debtor.	Chapter 11 Case No. 17-12913 (KJC)

CERTIFICATION REGARDING POST-PETITION BANK ACCOUNT RECONCILIATIONS AND COMPLIANCE AND PAYMENT OF POST-PETITION TAXES

I, Matthew English, Chief Restructuring Officer of Dex Liquidating Co. (f/k/a Dextera Surgical Inc.) (the "Debtor"), hereby certify as follows:

1. Attached to MOR-1 is a listing of the Debtor's bank accounts, by account number, and the closing balances. These accounts are reconciled monthly in accordance with the Debtor's ordinary course accounting practices and, together with the Debtor's bank statements and cash disbursements journals, are available to the United States Trustee upon request.

2. To the best of my knowledge and belief, the Debtor is current on all post-petition taxes, and no post-petition tax amounts are past due.

/s/ Matthew English
Matthew English
Chief Restructuring Officer

5/18/2018
Date

[1] The last four digits of the Debtor's federal tax identification number are 7832. The Debtor's address is 7 West 41st Avenue, #245, San Mateo, CA 94403.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Dex Liquidating Co. (f/k/a Dextera Surgical Inc.) Case No. 17-12913 (KJC)
Debtor Reporting Period: April 1, 2018 – April 30, 2018

General Notes

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these bankruptcy cases. The financial information contained herein is unaudited, preliminary in nature, and, as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Such financial statements represent the Debtor's good faith attempt to comply with the requirements of the United States Trustee using resources available. This information is specifically limited to the reporting period and limited in scope to the requirements of this report. These unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtor believes that the financial information could be subject to changes which could be material. Certain totals may not sum due to rounding.

The results of operations contained herein are not necessarily indicative of the results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and schedule of receipts and disbursements in the future. The amounts in MOR 3 currently classified as liabilities subject to compromise may be subject to future change as the Debtor completes its analysis of pre and post-petition liabilities, including the reconciliation of intercompany balances. The Debtor cautions readers not to place undue reliance on the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

Stock-Based Compensation: The Debtor did not record stock based compensation expenses after September 30, 2017.

Inventory: The Debtor's accounting policy is to record inventory at the lower of cost or market on a first-in, first-out basis. The company, on a quarterly basis, performs an impairment analysis and adjusts its inventory as required. The company did not perform this analysis after September 30, 2017.

Balance Sheet: Liabilities on the balance sheet do not include additional insurance obligations, additional legal and administrative bankruptcy expenses and other expenses related to corporate dissolution.

The final actual warrant liability, if any, as of April 30, 2018 or any subsequent date is subject to the specific terms of the respective warrants and the determination of the bankruptcy court.

MOR-1: Schedule of Cash Receipts and Disbursements

(See attached)

Dex Liquidating Co. (f/k/a Dextera Surgical Inc.)
Cash Receipts and Disbursements
April 1 to 30, 2018

	4/1-6/18	4/7-13/18	4/14-20/18	4/21-27/18	4/28-30/18	TOTAL 4/1-30/18
Cash Beginning Balance - 04/01/18	$ 7,994,016	8,152,814	8,121,028	8,039,742	8,050,537	$ 7,994,016
Cash Receipts						
Accounts Receivable - Trade	249,587	16,895	6,900	6,975		280,357
Refunds			1,785		3,860	5,645
Net Payroll and Taxes			454			454
Royalty Payment & Other		92		17,775	1	17,867
TOTAL Cash Receipts	249,587	16,987	9,139	24,750	3,860	304,324
Cash Disbursements						
Net Payroll and Taxes	6,731	3,799	8,712	1,170	946	21,358
Inventory	4,996	918				5,913
Insurance	450	1,450				1,900
Professional Services	8,334	5,994	1,708			16,036
R&D	804	3,047				3,851
Administrative	68,970	32,763	80,005	12,678	697	195,114
Other	503	803		107		1,413
TOTAL Cash Disbursements	90,789	48,773	90,424	13,955	1,643	245,585
Net Cash Changes	158,799	(31,787)	(81,285)	10,795	2,217	58,739
Cash Ending Balance - 4/30/18	$ 8,152,814	8,121,028	8,039,742	8,050,537	8,052,754	$ 8,052,754

MOR-1(b): Bank Account Balances
(See attached)

Schedule of Bank Account Balances

Last 4 Digits of Account Number	Description	Balance as of 4/30/2018
2687	SVB Cash - Checking Account	$8,051,754.42
5085	SVB Cash - Money Market	$0.00
4161	SVB Cash - GmbH Checking	$19,281.53
2475	SVB Credit Card Collateral MMA	$15,000.00
0222	SVB Cash DEPOSITS ONLY	$0.00
6339	SVB CD - Collateral MMA	$4,054.55
4161	Investment - GmbH	$0.00
8SW9	Oppenheimer - MM	$0.00
N.A.	Petty Cash (estimated)	$1,000.00
N.A.	Payments in Process	$0.00
		$ 8,091,090.50

MOR-2: Statement of Operations

(See attached)

Dex Liquidating Co. (f/k/a Dextera Surgical Inc.)
Statement of Operations
(unaudited)
($ In thousands)

		One Month Ended April 30, 2018
Revenue		
Product revenue, net	$	-
License and development revenue		-
Royalty revenue		18
Total		18
Operating costs and expenses*		
Cost of product revenue		5
Research and development		89
Selling, general and administrative		450
Total operating costs and expenses		544
Loss from operations		(526)
Interest expense		-
Other income (expense)		1
Net Loss before income tax benefit		(525)
Tax benefit		-
Net Loss	**$**	**(525)**

*Cost of Product Revenue and Research and Development expenses are lagging facility allocation expenses and regulatory and compliance contractor expenses, respectively.

MOR-3: Balance Sheet
(See attached)

Dex Liquidating Co. (f/k/a Dextera Surgical Inc.)
Balance Sheet
(unaudited)
($ in thousands)

		April 30, 2018
ASSETS		
Current Assets		
Cash	$	8,063
Accounts Receivable		122
Prepaid expenses and other current assets		495
Total Current Assets		8,680
Property and equipment, net		-
Other non-current assets		2,000
Restricted cash		4
TOTAL ASSETS	**$**	**10,684**
LIABILITIES & EQUITY		
Liabilities		
Current Liabilities		
Accounts Payable - prepetition	$	603
Accounts Payable - postpetition		249
Accrued compensation		1,691
Other accrued liabilities		765
Warrant liabilities		1,700
Total Current Liabilities		5,008
Other non-current liabilities		27
Total Liabilities		5,035
Stockholder's Equity		
Common stock		48
Additional paid-in capital		234,473
Treasury stock		(596)
Accumulated Earnings		(228,276)
Total Stockholders' Equity		5,649
TOTAL LIABILITIES & EQUITY	**$**	**10,684**

MOR-4: Summary of Unpaid Post-Petition Debts
(See attached)

Summary of Unpaid Post-Petition Debts at 4/30/18

	Number of Days Past Due								
	Current		0-30		31-60		over 90		Total
Accounts Payable Aging ($000s)	106		91		50		2		249

MOR-5: Accounts Receivable Aging and Debtor Questionnaire
(See attached)

Accounts Receivable Aging at 4/30/18

	Current	31-60	61-90	over 90	Total
Accounts Receivable ($000s)	7	38	26	51	122

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X*	

*In order to open a corporate credit card for Dex Liquidating Co., SVB required the opening of a new Collateral MMA account (x2475) and that a cash balance of $15,000 be held in this account.